Exhibit 10.2


                           THIRD AMENDED AND RESTATED
                           REVOLVING PROMISSARY NOTE

$3,500,000                                                     June 6, 1997


      For value received, the undersigned, FARMSTEAD TELEPHONE GROUP, INC., a Delaware corporation ("Maker"), promises to pay to FIRST UNION BANK OF CONNECTICUT (SUCCESSOR-IN-INTEREST TO AFFILIATED BUSINESS CREDIT CORPORATION), or order ("Lender") at its office at 205 Church Street, New Haven, Connecticut 06510, or at such other place as the holder hereof (including Lender, hereinafter referred to as "Holder") may designate, the sum of up to THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000), together with interest on the unpaid balance of this Note, beginning as of the date hereof, before or after maturity or judgment, at the rate of one half of one percentage point (.5%) per annum above the Prime Rate on a floating basis, which rate shall be computed daily and payable monthly in arrears on the basis of a Three Hundred Sixty (360) day year and actual days elapsed, together with all taxes levied or assessed on this Note or the debt evidenced hereby against the Holder, and together with all costs, expenses and attorneys' and other professional fees incurred in any action to collect this Note or to enforce, preserve, realize or foreclose any mortgage, security agreement or other agreement securing this Note or to preserve, enforce, protect or sustain the lien of said mortgage, security agreement or other agreement or in any litigation or controversy arising from or connected with said mortgage, security agreement or other agreement or this Note. The term "Prime Rate" as used herein shall mean that rate announced by the Lender from time to time as its Prime Rate and is one of several interest rate bases used by Lender. Lender lends at rates both above and below Lender's Prime Rate, and Maker acknowledges that Lender's Prime Rate is not represented or intended to be the lowest or most favorable rate of interest offered by Lender. Any change in the interest rate because of a change in the Prime Rate shall become effective, without notice or demand, immediately following any change in the Prime Rate.

      The principal amount of this Note shall be advanced, at the sole discretion of Holder, pursuant to a Commercial Revolving Loan and Security Agreement between Maker and Lender dated June 5, 1995, as amended by letter agreements between Maker and Lender dated March 11, 1996, May 1, 1996, September 6, 1996 and of even date herewith (collectively, the "CRLSA") and is subject in all respects to the terms and conditions of the CRLSA, including, but not limited to, the repayment terms and the termination date set forth in the CRLSA. Advances and payments on this Note may be evidenced by borrowing certificates, a grid (if any) attached to this Note or similar certificates or documents, or by an internal ledger account of Lender which shall set forth, among other things, the principal amount of any advances and payments thereof. Interest shall be paid on the first business day of each and every month commencing on July 1, 1997. Holder may, in its sole discretion, charge any amounts due hereunder to Maker's revolving loan account maintained with Holder pursuant to the CRLSA.

      Maker agrees that (i) if any installment of interest, principal or other sum due hereunder is not paid when it is due under this Note, the CRLSA or under any instrument evidencing any other obligation of Maker to Holder; or (ii) if Maker or Holder shall terminate the CRLSA; or (iii) if Maker or any guarantor of any obligation of Maker hereunder shall make an assignment for the benefit of creditors or suffer or permit the appointment of a receiver for any part of its property or suffer or permit the filing by or against it of any petition for ajudication, arrangement, reorganization or the like under any bankruptcy or insolvency law; or (iv) if an Event or Default shall occur under the CRLSA or any mortgage, security agreement or any other agreement securing this Note, any other note by maker to Holder, or in the performance of any other obligation to Holder or any other entity or person; or (v) if there shall be any material adverse change from the present condition or affairs (financial or otherwise) of Maker or any of the guarantors of the obligations of Maker, that in Holder's reasonable opinion materially impairs its security or increases its risk; then an Event of Default shall have occurred hereunder and, upon the happening of any such event, the entire indebtedness with accrued interest thereon due under this Note shall, at the option of Holder, be immediately due and payable without notice. Failure to exercise such option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. Upon the occurrence and during the continuance of such an Event of Default, the interest rate on this Note shall automatically increase without notice to a floating per annum rate equal to two percentage points (2.0%) above the rate otherwise in effect hereunder.

      In the event of Maker's failure to pay any installment of interest and/or to pay any other sum due hereunder or under the CRLSA for more than ten (10) days after the date it is due and payable, without in any way affecting Holder's right to declare an event of default to have occurred, a late charge equal to five Percent (5%) of such late payment shall be assessed against Maker and shall be due and payable immediately.

      Notwithstanding any provisions of this Note, it is the understanding and agreement of Maker and Holder (and any guarantors of Maker's liabilities) that the maximum rate of interest to be paid by Maker (or guarantors of Maker's liabilities) to Holder shall not exceed the highest or the maximum rate of interest permissible to be charged by a commercial lender such as Lender to a commercial borrower such as Maker under the laws of the State of Connecticut. Any amount paid in excess of such rate shall be considered to have been payments in reduction of principal.

      Maker, and each and all guarantors of this Note hereby give Holder a lien and right of setoff for all Maker's liabilities upon and against all the deposits, credits, collateral and property of Maker and guarantors, now or hereafter in the possession or control of Holder or in transit to it. Holder may, upon the occurrence of an event of default hereunder or upon demand for payment of any demand indebtedness owing from Maker to Holder, apply or set off the same, or any part thereof, to any liability of Maker even though unmatured.

      Failure by Holder to insist upon the strict performance by Maker of any terms and provisions herein shall not be deemed to be a waiver of any terms and provisions herein shall not be deemed to be a waiver of any terms and provisions herein, and Holder shall retain the right thereafter to insist upon strict performance by Maker of any and all terms and provisions of this Note or any document securing the repayment of this Note.

      MAKER HEREBY WAIVES TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS NOTE IS A PART AND/OR THE ENFORCEMENT OF ANY OF HOLDER'S RIGHTS AND REMEDIES, INCLUDING WITHOUT LIMITATION, TORT CLAIMS. MAKER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWLINGLY, VOLUNTARILY AND WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS. MAKER FURTHER ACKNOWLEDGES THAT LENDER HAS NOT AGREED WITH OR REPRESENTED TO MAKER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

      MAKER AND EACH AND ALL GUARANTORS OF THIS NOTE ACKNOWLEDGE THAT THE LOAN EVIDENCED BY THIS NOTE IS A COMMERCIAL TRANSACTION AND WAIVES ITS RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH HOLDER MAY DESIRE TO USE, AND FURTHER WAIVES ITS RIGHTS TO REQUEST THAT HOLDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT SAID MAKER AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY HOLDER. Maker further, waive diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of this Note, and all rights under any statute of limitations, and all guarantors agree that the time for payment of this Note may be extended at Holder's sole discretion, without impairing their liability thereon, and further consent to the release of all or any part of the security for the payment hereof, at the discretion of Holder, or the release of any party liable for this obligation without affecting the liability of the other parties hereto. MAKER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWLINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS. MAKER FURTHER ACKNOWLEDGES THAT LENDER HAS NOT AGREED WITH OR REPRESENTED TO MAKER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

      This Note shall be governed by and construed in accordance with the laws of the State of Connecticut (but not its conflicts of law provisions).

                                      FARMSTEAD TELEPHONE GROUP, INC.




                                      By:  /s/ Robert G. LaVigne
                                      -------------------------------
                                      Its    Vice President